UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2006

MSC Industrial Direct Co., Inc.

(Exact name of registrant as specified in its charter)

New York	1-14130	11-3289165
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (516) 812-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.01.                                COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2006 (the “Initial Form 8-K”), on June 8, 2006, the Registrant through its wholly-owned subsidiary, MSC Acquisition Corp. VI, (the “Acquisition Sub”) completed its previously announced acquisition of 100% of the outstanding equity securities of J&L America, Inc. and Subsidiary (“J&L”) from JLK Direct Distribution, Inc. (the “Seller”), a wholly-owned subsidiary of Kennametal, Inc. (“Kennametal”), pursuant to a Stock Purchase Agreement (the “Agreement”) among the Registrant, the Acquisition Sub, Kennametal and the Seller dated as of March 15, 2006.  The Initial Form 8-K is incorporated by reference herein.

The purchase price paid on June 8, 2006 ($349,500,000) is subject to post closing adjustments based on the “Closing Reference Net Assets” (as defined in the Agreement) of the acquired business at June 8, 2006, as determined subsequent to August 30, 2006. Kennametal has advised the Company that it believes the purchase price should be subject to upward adjustments based on an increase in net assets acquired. The Company is in the process of reviewing such adjustments. Any such incremental purchase price to be paid by the Company is not anticipated to be material in relation to the size of the overall transaction.

This Form 8-K/A is being filed to amend Item 9.01 of the Initial Form 8-K.  This amendment provides the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Initial Form 8-K pursuant to applicable regulation.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired

The required audited financial statements of J&L as of June 30, 2005 and 2004 and for each of the three years in the period ended June 30, 2005 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

The required unaudited interim financial statements of J&L as of March 31, 2006 and for the nine months ended March 31, 2006 and 2005 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b)           Pro Forma Financial Information

The required pro forma financial information of the Registrant as of and for the period ended May 27, 2006 and fiscal year ended August 27, 2005 is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(d)  Exhibits.

Exhibit 2.1

Stock Purchase Agreement by and among JLK Direct Distribution, Inc., Kennametal Inc., MSC Industrial Direct Co., Inc. and MSC Acquisition Corp. VI dated as of March 15, 2006 (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on March 16, 2006).

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Consolidated audited financial statements of J&L America, Inc. and Subsidiary as of June 30, 2005 and 2004 and for each of the three years in the period ended June 30, 2005.

Exhibit 99.2	Consolidated unaudited interim financial statements of J&L America, Inc. and Subsidiary as of March 31, 2006 and for the nine months ended March 31, 2006 and 2005.

Exhibit 99.3	Pro forma financial information of the Registrant as of and for the period ended May 27, 2006 and fiscal year ended August 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Industrial Direct Co., Inc.

Date: August 22, 2006	By:	/s/ Charles Boehlke
		Name:	Charles Boehlke
		Title:	Executive Vice President and Chief Financial Officer